Exhibit 10.8(k)
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                      RESERVATION OF RIGHTS ACKNOWLEDGEMENT


         This RESERVATION OF RIGHTS ACKNOWLEDGEMENT (this "Acknowledgement")
                                                           ---------------
dated as of February 1, 2006 (the "Effective Date") is hereby entered into
                                   --------------
between Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("ZWP 85-A") and Zond Windsystem Partners, Ltd. Series 85-B, a
              --------
California limited partnership ("ZWP 85-B").
                                 --------

                              W I T N E S S E T H

    A. WHEREAS, prior to December 31, 2005 ZWP 85-A and Southern California Edison ("SCE") were parties to that certain Power Purchase Agreement dated June
         ---
14, 1984 (the "Monolith I PPA"), which provides for the sale of capacity and
               --------------
associated energy from ZWP 85-A's wind power project (the "85-A Wind Power
                                                           ---------------
Project") to SCE; and
-------

    B. WHEREAS, prior to December 31, 2005 ZWP 85-B and SCE were parties to that certain Power Purchase Agreement dated June 14, 1984 (the "Monolith II PPA"
                                                                ---------------
and together with the Monolith I PPA, the "Power Purchase Agreements"), which
                                           -------------------------
provides for the sale of capacity and associated energy from ZWP 85-B's wind power project (the "85-B Wind Power Project") to SCE.
                    -----------------------

    C. WHEREAS, ZWP 85-B has permitted ZWP 85-A to deliver power produced by certain of ZWP 85-A's wind turbines to SCE under the Monolith II PPA and ZWP 85-A has permitted ZWP 85-B to deliver power produced by certain of ZWP 85-B's wind turbines to SCE under the Monolith I PPA; and

    D. WHEREAS, the parties each desire to memorialize the arrangement between the parties described in the above recitals all on the terms and conditions of this Acknowledgement.

    NOW, THEREFORE, it is hereby acknowledged and confirmed as follows:




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


                                 ACKOWLEDGEMENT
                                 --------------

Section 1.  Reservation of Rights.
            ---------------------

         Through December 31, 2005 (i) ZWP 85-A reserved to ZWP 85-B a portion of the entitlement to sell capacity and associated energy to SCE under the Monolith I PPA aggregating approximately 1.35 MWs at any one time (the "85-B
                                                                        ----
Reserved Interest") and (ii) ZWP 85-B reserved to ZWP 85-A a portion of the
-----------------
entitlement to sell capacity and associated energy to SCE under the Monolith II PPA aggregating approximately 1 MW at any one time (the "85-A Reserved Interest"
                                                         ----------------------
and together with the 85-B Reserved Interest, the "Reserved Interests"). The
                                                   ------------------
reservation of the Reserved Interests did not constitute an assignment of any of the party's rights, duties, responsibilities and obligations under the Power Purchase Agreements. Such reservation only permitted each party to deliver to SCE certain limited capacity and associated energy under the other party's Power Purchase Agreement.

         Section 2.  Disposition of Revenues under the Power Purchase
                     Agreements.
                     ------------------------------------------------

         In connection with such reservation of rights, each party was entitled to the portion of the revenues and other payments received by each of the parties from the sale of capacity and energy to SCE through December 31, 2005 under each of the Power Purchase Agreements (collectively, the "Revenues") equal
                                                                --------
to (i) the Revenues multiplied by (ii) a fraction (A) the numerator of which equaled the aggregate metered production of such seller's wind turbines that delivered power to SCE under the applicable Power Purchase Agreement during the period applicable to such Revenues and (B) the denominator of which equaled the aggregate metered production of the wind turbines of all the sellers that delivered power to SCE under such Power Purchase Agreement during the period applicable to such Revenues.

        Section 3. Allocation of Expenses relating to the Power Purchase Agreements.
                    -----------------------------------------------------

         All fees, expenses and costs incurred by each party through December 31, 2005 under its respective Power Purchase Agreement, including back feed electricity, maintenance costs any other costs incurred by such party under such Power Purchase Agreement, were allocated among the sellers under the Power Purchase Agreement as follows: (i) the fees, expenses and costs multiplied by
(ii) a fraction (A) the numerator of which equaled the aggregate installed nameplate capacity of the wind turbines of each such seller that delivered power to SCE under the applicable Power Purchase Agreement during the applicable period which such cost or expense is incurred and (B) the denominator of which equaled the aggregate installed nameplate capacity of all the sellers that delivered power to SCE under such Power Purchase Agreement during the applicable period which such fees, expenses and costs were incurred.

        Section 4.  Miscellaneous Provisions.
                    ------------------------



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


            Section 4.1.  Further Assurances. The parties hereby agree to
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execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transaction contemplated by this Acknowledgement.

            Section 4.2.  Governing Law. This Acknowledgement shall be governed
                          -------------
by and construed in accordance with the laws of the State of California.

            Section 4.3  Successors and Assigns. This Acknowledgement shall be
                         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            Section 4.4  Counterparts. This Acknowledgement may be executed in
                         ------------
any number of counterparts, each of which shall constitute one and the same instrument, and each of the parties hereto may execute this Acknowledgement by signing any such counterpart.





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


         IN WITNESS WHEREOF, the Parties hereto have executed this Acknowledgement as of the date first above written.


Zond Windsystem Partners, Ltd. Series
   85-A, a California limited partnership

By:  Zond Windsystems Management III
     LLC, its general partner


By: /s/ Jesse E. Neyman
    ---------------------------------

Name: Jesse E. Neyman
    ---------------------------------

Title: President
     --------------------------------




Zond Windsystem Partners, Ltd. Series
   85-B, a California limited partnership

By: Zond Windsystems Management IV
    LLC, its general partner


By: /s/ Jesse E. Neyman
    ---------------------------------

Name: Jesse E. Neyman
     -------------------------------

Title: President
      ------------------------------









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